UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

Streamline Health Solutions, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 794-7100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 26, 2010, the following presentation was made during the 2010 Annual Meeting of Stockholders of Streamline Health Solutions, Inc. A copy of this presentation is attached as Exhibit 99.1. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Streamline Health Solutions, Inc. Presentation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: May 28, 2010

By: /s/ Donald E. Vick, Jr.
Donald E. Vick, Jr.
Interim Chief Financial Officer